First Quarter 2022 Earnings Conference Call

April 28, 2022

SHYFT GROUP

Forward-Looking Statement

This presentation contains information, including our revenue and earnings guidance, all other information provided with respect to our outlook for 2022 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in supply and demand conditions and prices for our products, trade duties and other aspects of trade policy, statements regarding our future strategies, products and innovations, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company's beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company's control. It is possible that the Company's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2021, and those described from time to time in our future reports filed with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

The financial results included within this presentation are from continuing operations unless otherwise noted.

SHYFT GROUP

"We are optimistic about our business, our capabilities, and our team. We remain committed to innovation and meeting the evolving needs of our customers. We launched a number of exciting new products in the quarter, and we continue to invest to drive operational productivity and develop new markets, including commercial EVs. These investments, along with the strength of our team, form the foundation for long-term success at The Shyft Group."

Daryl Adams
President and CEO, The Shyft Group

100 FASTEST GROWING COMPANIES 2021 FORTUNE

Shyft Financial Summary – 1Q22

Continued long term confidence despite challenging quarter

Revenue
(in millions)



$197.9
$206.9
4.5% Increase
1Q21
1Q22

Backlog nearly doubles YoY to record $1.3B

Income from Continuing Operations & EPS
(in millions)



$11.5
$0.32
($0.11)
($3.9)
1Q21
1Q22

Slow start to the year as anticipated due to chassis supply

Business Update

Fleet Vehicles and Services

- Velocity growth strategy continues - debuted Velocity R2 and started initial production on Velocity M3
- Landisville facility began production supporting record truck body backlog and penetration into new markets


VELOCITY R2
DRIVING TOWARD THE FUTURE, WITH MORE VELOCITY THAN EVER.
R2

Specialty Vehicles

- Luxury motorcoach chassis demand remains solid – achieved 33.7% market share
- Growing national player in service bodies; launching new innovative products


DURAMAG

EV Update

On target for a road-ready, full electric vehicle solution deployable in 2023



CHARGE AHEAD
BLUE ARC
BLUE ARC

Introduced Blue Arc™ EV Solutions at NTEA in March



BLUE ARC
EV SOLUTIONS

Power Cube™ charging solution drawing strong interest across industries

Financial Review
First Quarter 2022



Shyft Financial Summary – 1Q22

Intermittent chassis supply impacted production and efficiency

Adjusted EBITDA & % of Sales
(in millions)



$19.2
9.7%
(0.3%)
($0.6)
1Q21
1Q22

Results include $4M investment in EV technology

Adjusted Net Income & Adjusted EPS
(in millions, except EPS)



$12.8
$0.36
($0.06)
($2.1)
1Q21
1Q22

Balance sheet and liquidity remain strong

Fleet Vehicles and Services – 1Q22

Continued demand strength with record orders during first quarter

Revenue
(in millions)


$123.8
$112.7
9.0% Decrease
1Q21
1Q22

Backlog of $1.1B, up 96% YoY

Adjusted EBITDA & % of Sales
(in millions)


$17.9
14.4%
(0.8%)
($0.9)
1Q21
1Q22

Chassis supply and OEM shutdowns impacted production

Specialty Vehicles – 1Q22

Positive momentum across all product lines

Revenue
(in millions)



$74.1
$94.2
27.2% Increase
1Q21
1Q22

Backlog of $124M, up 52% YoY

Adjusted EBITDA & % of Sales
(in millions)



$7.4
9.9%
$10.1
10.7%
37.2% Increase
1Q21
1Q22

Expanded margins by 79 bps YoY

Liquidity & Outlook

Balance sheet remains strong

Liquidity



$50
$40
$30
$20
$10
$0
4
3
2
1
0
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
Cash ($M)
Leverage Ratio

- Total liquidity of $276M, including $272M of borrowing capacity
- Current leverage ratio at 0.5x adj EBITDA
- Repurchased 607K shares during 1Q22 for $26.8M

Guidance Update

($M) except per share	2022 Range	YoY Change (at midpoint)
Revenue	**$900 - $1,100**	**1%**
Adjusted EBITDA		
- Core Shyft	$80 - $110	(12%)
- EV Development	~($30)	
Adjusted EBITDA	**$50 - $80**	**(40%)**
Income from continuing ops.	$18 - $41	(58%)
Earnings per share	$0.49 - $1.15	(57%)
Adjusted earnings per share	**$0.75 - $1.41**	**(48%)**

- Chassis supply deterioration in recent months pressuring near term financial performance
- Full Year CapEx forecast between $25M and $30M

Closing Remarks

- OEM chassis supply impacting near term performance
- Exciting debut of Blue Arc EV Solutions as well as new innovations in FVS and SV segments
- Long term demand continues to be robust despite supply chain challenges
- Confident in our ability to drive increased shareholder value


BLUE ARC
CHARGE AHEAD



Q&A Session

SHYFT GROUP

Appendix



Reconciliation of Non-GAAP Financial Measures

This presentation presents Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, and adjusted earnings per share, each of which is a non-GAAP financial measure. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our underlying operating performance, as well as certain non-cash expenses. We define Adjusted EBITDA as income from continuing operations before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations.

We present the non-GAAP measure Adjusted EBITDA because we consider it to be an important supplemental measure of our performance. The presentation of Adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe this measure to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting this non-GAAP measure is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of this non-GAAP measure, when considered together with the corresponding GAAP financial measures and the reconciliations to that measure, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual incentive compensation for our management team and long-term incentive compensation for certain members of our management team.

Reconciliation of Non-GAAP Financial Measures

The Shyft Group, Inc. and Subsidiaries
Consolidated Financial Summary (Non-GAAP)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,			
The Shyft Group, Inc.	**2022**	**% of**	**2021**	**% of**
Income (loss) from continuing operations	$ (3,852)	(1.9%)	$ 11,530	5.8%
Net (income) attributable to non-controlling interest	-		(35)	
Add (subtract):				
Restructuring and other related charges	107		-	
Acquisition related expenses and adjustments	216		143	
Non-cash stock-based compensation expense	1,648		1,642	
Tax effect of adjustments	(255)		(432)	
Adjusted net income (loss)	$ (2,136)	(1.0%)	$ 12,848	6.5%
Income (loss) from continuing operations	$ (3,852)	(1.9%)	$ 11,530	5.8%
Net (income) attributable to non-controlling interest	-		(35)	
Add (subtract):				
Depreciation and amortization	2,969		2,571	
Income tax expense (benefit)	(1,885)		3,490	
Interest (income) expense	154		(170)	
EBITDA	$ (2,614)	(1.3%)	$ 17,386	8.8%
Add:				
Restructuring and other related charges	107		-	
Acquisition related expenses and adjustments	216		143	
Non-cash stock-based compensation expense	1,648		1,642	
Adjusted EBITDA	$ (643)	(0.3%)	$ 19,171	9.7%
Diluted net earnings (loss) per share	$ (0.11)		$ 0.32	
Add (subtract):				
Restructuring and other related charges	-		-	
Acquisition related expenses and adjustments	0.01		-	
Non-cash stock-based compensation expense	0.05		0.04	
Tax effect of adjustments	(0.01)		-	
Adjusted diluted net earnings (loss) per share	$ (0.06)		$ 0.36	

Reconciliation of Non-GAAP Financial Measures

The Shyft Group, Inc. and Subsidiaries
Consolidated Financial Summary (Non-GAAP)
(In thousands, except per share data)
(Unaudited)

	Forecast					
	Twelve Months Ended December 31, 2022					
The Shyft Group, Inc.	Low		Mid		High	
Income from continuing operations	$	17,655	$	29,395	$	41,135
Add:						
Depreciation and amortization		13,582		13,582		13,582
Interest expense		1,000		1,000		1,000
Taxes		5,423		8,683		11,943
EBITDA	$	37,660	$	52,660	$	67,660
Add:						
Non-cash stock-based compensation and other charges		12,340		12,340		12,340
Adjusted EBITDA	$	50,000	$	65,000	$	80,000
Earnings per share	$	0.49	$	0.82	$	1.15
Add:						
Non-cash stock-based compensation and other charges		0.34		0.34		0.34
Less tax effect of adjustments		(0.08)		(0.08)		(0.08)
Adjusted earnings per share	$	0.75	$	1.08	$	1.41

Thank you.